UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-36473

(Commission

File Number)

1000 Chesterbrook Boulevard, Suite 300
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 240-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 1, 2017, Americas Styrenics, LLC, a 50%-owned joint venture of Trinseo S.A. (the “Company”), informed the Company that, pursuant to a March 1, 2017 notice from the U.S. Department of Justice, Antitrust Division (the “DOJ”), the previously disclosed investigation of Americas Styrenics’ involvement and participation in the polystyrene market by the United States Postal Service Office of Inspector General in coordination with the DOJ has been closed without any enforcement action.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinseo S.A.

	By:	/s/ Angelo N. Chaclas
Name: Angelo N. Chaclas
Title: Senior Vice President, Chief Legal Officer and Corporate Secretary

Date: March 2, 2017

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